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                                                                    EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       I, Warren D. Edwards, Executive Vice President and Chief Financial Officer of Affiliated Computer Services, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

       (3) the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

       (4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Dated: November 14, 2002                   /s/ Warren D. Edwards
                                            ----------------------------------
                                            Warren D. Edwards,
                                            Executive Vice President and Chief
                                            Financial Officer of Affiliated
                                            Computer Services, Inc.